UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 21, 2006
                                                         ----------------


                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                     000-25753                87-0449667
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
      or incorporation)                                    Identification No.)


903 Clint Moore Road, Boca Raton, Florida                         33487
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code 561-998-7557
                                                   ------------

                                Power2Ship, Inc.
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 7.01   Regulation FD Disclosure

         Effective October 21, 2006 Power2Ship, Inc. has changed its name to Fittipaldi Logistics, Inc. The corporate name change was brought about by a merger of a wholly-owned subsidiary into Power2Ship, Inc. with Power2Ship, Inc. surviving but renamed Fittipaldi Logistics, Inc. As a result of the name change, the trading symbol for the company's common stock which is quoted on the OTC Bulletin Board was changed from PWRI to FPLD, and the CUSIP number of its common stock was changed to 338200108. The name change does not affect the rights of the company's stockholders and current stockholders will not be required to turn in their Power2Ship stock certificates for new certificates. However, if any current stockholders desire to exchange their stock certificates for certificates that have the new corporate name and CUSIP number they may do so by mailing the certificate to the company's transfer agent, Madison Stock Transfer, Inc., 1688 East 16th Street, Brooklyn, New York 11229, telephone number is (718) 627-6341. Any costs associated with the exchange will be the responsibility of the stockholder.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

    4.1     Articles of Merger between Power2Ship, Inc. and Fittipaldi
            Logistics, Inc.
    99.1    Press release dated October 23, 2006
    99.2    Press release dated October 24, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                 FITTIPALDI LOGISTICS, INC.


Date:  October 24, 2006                          By:  /s/ David S. Brooks
                                                      -------------------
                                                      David S. Brooks,
                                                      Chief Executive Officer




















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